UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 20, 2006

BLOODHOUND SEARCH TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-29553 (Commission File Number)	88-0492640 (IRS Employer Identification No.)

19901 Southwest Freeway, Suite 114
Sugar Land, TX 77479
(Address of Principal Executive Offices, Zip Code)

(281) 207-5436
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates in its entirety the Form 8-K, dated June 20, 2006, and filed with the Securities and Exchange Commission on June 26, 2006, regarding the change in the principal independent accountants of Bloodhound Search Technologies, Inc.

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 20, 2006, Bloodhound Search Technologies, Inc. (the “Registrant”) dismissed Madsen & Associates, CPA’s Inc. (the “Former Accountant”) from serving as the Registrant’s principal independent accountants. On June 20, 2006, the Registrant retained Malone & Bailey, PC (the “New Accountant”) as its principal independent accountants. The decision to change accountants was recommended and approved by the Registrant’s Board of Directors.

The Former Accountant

The Former Accountant was the independent registered public accounting firm for the Registrant’s previous two fiscal years and for the period since then and until June 20, 2006. None of the Former Accountant’s reports on the Registrant’s financial statements during either of the Registrant’s previous two fiscal years nor for the period since then and until June 20, 2006, (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, which would include the uncertainty regarding the ability to continue as a going concern, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the period in which the Former Accountant served as the Registrant’s principal independent accountants.

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter from the Former Accountant to the SEC, dated July 19, 2006 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The New Accountant

Prior to June 20, 2006, the date that the New Accountant was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult the New Accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by the New Accountant that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult the New Accountant regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.    Not Applicable
(b) Pro forma financial information.   Not Applicable
(c) Exhibits

Exhibit 16.2  Letter, dated July 19, 2006, from Madsen & Associates, CPA’s Inc. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOODHOUND SEARCH TECHNOLOGIES, INC.
(Registrant)

By:  /s/ David Campbell
Name: David Campbell
Title:  Chief Executive Officer

Date: July 19, 2006